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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): OCTOBER 19, 2000

                              CENTURY BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



      NORTH CAROLINA                  000-21881                 56-1981518
      --------------                  ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)





                                22 WINSTON STREET
                        THOMASVILLE, NORTH CAROLINA 27360
                        ---------------------------------
                    (Address of principal executive offices)





       Registrant's telephone number, including area code: (336) 475-4663

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                              ITEM 5. OTHER EVENTS

         On October 20, 2000, Century Bancorp, Inc. announced the execution of a definitive merger agreement regarding a merger of Century Bancorp, Inc. with and into and First Bancorp. The announcement is contained in a press release attached hereto as Exhibit 99.1. Also attached as exhibits are the definitive merger agreement (Exhibit 99.2), excluding schedules and exhibits, and a stock option agreement executed by First Bancorp and Century Bancorp, Inc. (Exhibit 99.3).


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)     None.

         (b)     None.

         (c)     Exhibits:

                 99.1    Press Release dated October 20, 2000

                 99.2 Merger Agreement dated as of October 19, 2000 between First Bancorp and Century Bancorp, Inc. (excluding schedules and exhibits)

                 99.3 Option Agreement dated as of October 19, 2000 between First Bancorp and Century Bancorp, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTURY BANCORP, INC.



Date: October 23, 2000              By: /s/ James G. Hudson, Jr.
                                       -----------------------------------------
                                                    James G. Hudson, Jr.
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX


         Exhibit No.                      Description
         -----------                      -----------

         99.1                     Press Release dated October 20, 2000

         99.2 Merger Agreement dated as of October 19, 2000 between First Bancorp and Century Bancorp, Inc. (excluding schedules and exhibits)

         99.3 Option Agreement dated as of October 19, 2000 between First Bancorp and Century Bancorp, Inc.